UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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405 Park Avenue — 14th Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, May 28, 2014

April 28, 2014

To the Stockholders of American Realty Capital Hospitality Trust, Inc.:

I am pleased to invite our stockholders to the 2014 Annual Meeting of Stockholders (“Annual Meeting”) of American Realty Capital Hospitality Trust, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Wednesday, May 28, 2014 at The Core Club, located at 66 E. 55th Street, New York, NY 10022, commencing at 3:15 p.m. (local time). At the Annual Meeting, you will be asked to (i) elect five members to the Board of Directors and (ii) consider and act on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on Monday April 14, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Boston Financial Data Services, Inc. at 1-888-772-2337.

Whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, reminding you to vote your shares.

You are cordially invited to attend the Annual Meeting. Your vote is important.

By Order of the Board of Directors,

/s/ William M. Kahane

William M. Kahane
Chief Executive Officer, President and Director

AMERICAN REATLY CAPITALY HOSPITALITY TRUST, INC.

i

American Realty Capital Hospitality Trust, Inc.
405 Park Avenue — 14th Floor
New York, New York 10022

PROXY STATEMENT

The accompanying proxy card, mailed together with this proxy statement (this “Proxy Statement”) and our 2013 Annual Report, is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of American Realty Capital Hospitality Trust, Inc., a Maryland corporation (which we refer to in this Proxy Statement as the “Company”), for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue — 14th Floor, New York, New York 10022. This Proxy Statement, the accompanying proxy card, Notice of Annual Meeting and our 2013 Annual Report were first mailed to our stockholders on or about April 28, 2014.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting To Be Held on Wednesday, May 28, 2014

This Proxy Statement and our 2013 Annual Report are available at:
www.2voteproxy.com/arc.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Wednesday, May 28, 2014, commencing at 3:15 p.m. (local time) at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect five directors for one-year terms expiring in 2015 and until their successors are duly elected and qualified; and
2.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our Common Stock (as defined below) entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on April 14, 2014. As of the record date, 182,383 shares of our common stock, par value $0.01 per share (“Common Stock”) were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. The enclosed proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling our proxy solicitor, Boston Financial Data Services, Inc. (“Boston Financial”) at 1-888-772-2337. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.2voteproxy.com/arc; or
•	by telephone, by calling 1-800-830-3542.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this Proxy Statement. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” the election of the nominees for director named in the proxy.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a plurality of votes cast at the meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on the vote. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Company’s charter.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Boston Financial to aid in the solicitation of proxies. Boston Financial will receive a fee of approximately $3,800 which includes the reimbursement for certain costs and out of pocket expenses incurred in connection with their services, all of which will be paid by us. In addition, our directors and officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

As the date of the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of Boston Financial if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Boston Financial representative is required to ask for each stockholder’s full name and address, or the zip code or control number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Boston Financial representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Boston Financial, then the Boston Financial representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Boston Financial representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Boston Financial will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her vote and asking the stockholder to call Boston Financial immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call us at (212) 415-6500. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our Annual Report or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling us at (212) 415-6500 or by mailing a request to American Realty Capital Hospitality Trust, Inc., 405 Park Avenue, New York, New York 10022, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Boston Financial, our proxy solicitor, at 1-888-772-2337.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2015 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on November 29 and ending at 5:00 p.m., Eastern Time, on December 29. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: American Realty Capital Hospitality Trust, Inc. 405 Park Avenue — 14th Floor, New York, New York 10022, Attention: William M. Kahane, Chief Executive Office, President and Director. For additional information, see the section in this Proxy Statement captioned “Stockholder Proposals for the 2015 Annual Meeting.”

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE ANNUAL MEETING IN 2015 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

PROPOSAL NO. 1  —
ELECTION OF DIRECTORS

The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by American Realty Capital Hospitality Advisors, LLC (the “Advisor”). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The charter of the Company (the “Charter”) and bylaws provide that the number of directors shall be fixed by a resolution of the Board of Directors; provided, however, that from the commencement of the Company’s ongoing initial public offering the number of directors shall never be less than three or greater than ten. The number of directors on the Board is currently fixed at five.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2015 annual meeting of stockholders and until his or her successor is duly elected and qualifies: Messrs. Nicholas S. Schorsch, William M. Kahane, Abby M. Wenzel, P. Sue Perrotty and Stanley R. Perla. Each nominee currently serves as a director of the Company.

The proxy holder named on the enclosed proxy card intends to vote “FOR” the election of each of the five nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by a majority of votes cast at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Position
William M. Kahane	65	Director, Chief Executive Officer and President
Nicholas S. Schorsch	53	Chairman of the Board of Directors
Abby M. Wenzel	53	Independent Director
P. Sue Perrotty	60	Independent Director
Stanley R. Perla	70	Independent Director

Business Experience of Nominees

William M. Kahane

William M. Kahane was appointed as a director in January 2014 and has served as our company’s chief executive officer and president since August 2013. Mr. Kahane has served as co-chief executive officer of our advisor and chief executive officer of our property manager since August 2013. Mr. Kahane has served as a member of the board of managers of our sub-property manager since August 2013. Mr. Kahane has served as a director of Phillips Edison — ARC Shopping Center REIT Inc., or PE-ARC, since December 2009. Mr. Kahane has also served as a director of American Realty Capital New York Recovery REIT, Inc., or NYRT, since its formation in October 2009 and also served as president and treasurer of NYRT since its formation in October 2009 until March 2012. He has been active in the structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane served as an executive officer and director of American Realty Capital Trust, Inc., or ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. Mr. Kahane currently serves as a director of American Realty Capital — Retail Centers of America, Inc., or ARC RCA, and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively and also served as an executive officer of ARC RCA and the ARC RCA advisor until March 2012. Mr. Kahane currently serves as a director of American Realty Capital Healthcare Trust, Inc., or ARC HT, the ARC HT advisor and the ARC HT property manager since their formation in August 2010 and also served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager until March 2012. Mr. Kahane served as an executive officer of American Realty Capital Trust III, Inc., or ARCT III, the ARCT III advisor, and the ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane served as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc., or ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010 until March 2012. Mr. Kahane served as an executive officer and director of American Realty Capital Properties, Inc., or ARCP, and the ARCP advisor from their formation in December 2010 and November 2010, respectively, until March 2012. Mr. Kahane was reappointed as a director of ARCP in February 2013. Mr. Kahane has served as a director of American Realty Capital Healthcare Trust II, Inc., or ARC HT II, since March 2013. Mr. Kahane has served as a director of Phillips Edison — ARC Grocery Center REIT II, Inc., or PE-ARC II, since August 2013. Mr. Kahane also has been the interested director of Business Development Corporation of America, or BDCA, since its formation in May 2010 and, until March 2012, was chief operating officer. Mr. Kahane has served as chief executive officer and director of RCS Capital Corporation, or RCS Capital, since February 2013. Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 to 1979 where he worked on the development of hotel properties in Hawaii and California. From 1981 to 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, including the lodging sector, becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners, which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane worked very closely with Nicholas Schorsch while a trustee at American Financial Realty Trust, or AFRT, (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC, or GF Capital, a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane was also on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an MBA from Stanford University’s Graduate School of Business. We believe that Mr. Kahane’s current experience as a director of RCS Capital, ARCP, ARC RCA, BDCA, NYRT, ARC HT, PE-ARC and PE-ARC II, his prior experience as an executive officer and director of ARC DNAV, ARCT III and ARCT, his prior experience as chairman of the board of Catellus Development Corp. and his significant investment banking experience in real estate, make him well qualified to serve as a member of our board of directors.

Nicholas S. Schorsch

Nicholas S. Schorsch has served as the chairman of the board of directors of our company since our formation in July 2013 and as a member of the board of managers of our sub-property manager since August 2013. Mr. Schorsch served as chairman of the board of directors of ARCT until January 2013 when ARCT closed its merger with Realty Income Corporation and, until March 2012, the chief executive officer, of ARCT, the ARCT advisor and the ARCT property manager since their formation in August 2007. Mr. Schorsch has served as chairman and the chief executive officer of NYRT, the NYRT property manager and the NYRT advisor since their formation in October 2009. Mr. Schorsch has served as the chief executive officer of the advisor of Phillips Edison — ARC Shopping Center REIT Inc. (“PE-ARC”) since its formation in December 2009. Mr. Schorsch has been the chairman and the chief executive officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Schorsch has been the chairman and the chief executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Schorsch has been chairman and the chief executive officer of BDCA since its formation in May 2010. Mr. Schorsch has been the chairman and chief executive officer of

ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Schorsch also has been the chairman and chief executive officer of ARCP and the ARCP advisor since their formation December 2010 and November 2010, respectively. Mr. Schorsch served as chairman and chief executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Schorsch has been the chairman and chief executive officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Schorsch has served as the chief executive officer and chairman of the board of directors of ARCT IV since its formation February 2012 and as the chief executive officer of the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Schorsch has served as the chairman of the board of directors of ARC HT II since its formation in October 2012. Mr. Schorsch has served as the chairman of the board of directors and chief executive officer of ARC RFT since its formation in November 2012 and as chief executive officer of the ARC RFT advisor since its formation in November 2012. Mr. Schorsch has served as chief executive officer and chairman of the board of directors of ARCT V since its formation in January 2013 and as chief executive officer of the ARCT V advisor and the ARCT V property manager since their formation in January 2013. Mr. Schorsch has served as chief executive officer of the PE-ARC II advisor since July 2013. Mr. Schorsch has served as executive chairman of the board of directors of RCS Capital since February 2013. From September 2006 to July 2007, Mr. Schorsch was chief executive officer of an affiliate, American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice chairman of American Financial Realty Trust, or AFRT, from its inception as a REIT in September 2002 until August 2006. AFRT was a publicly traded REIT (which was listed on the NYSE within one year of its inception) that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial services industry, such as banks and insurance companies. Through American Financial Resource Group, or AFRG, and its successor corporation, AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate property with transactional value of approximately $5 billion, while also operating offices in Europe that focused on sale and leaseback and other property transactions in Spain, France, Germany, Finland, Norway and the United Kingdom. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of AFRG, AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as president of a non-ferrous metal product manufacturing business, Thermal Reduction. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. We believe that Mr. Schorsch’s current experience as chairman and chief executive officer of NYRT, ARC RCA, ARC DNAV, ARC HT, ARCP, ARC Global, ARCT IV, ARC RFT and ARCT V, his current experience as chairman of ARC HT II and RCS Capital, his previous experience as president, chief executive officer and vice chairman of AFRT and chairman and chief executive officer of ARCT and ARCT III, and his significant real estate acquisition experience, make him well qualified to serve as our chairman of our board of directors.

Abby M. Wenzel

Abby M. Wenzel was appointed as an independent director of our company in September 2013. Ms. Wenzel has served as an independent director of ARC Global since March 2012. Ms. Wenzel also has served as independent director of ARCT IV since May 2012. Ms. Wenzel has been a member of the law firm of Cozen O’Connor, resident in the New York office since April 2009, as a member in the Business Law Department. Ms. Wenzel practices in the Real Estate Group and the capital markets practice area, focusing on capital markets, finance and sale leaseback transactions. She has represented commercial banks, investment banks, insurance companies, and other financial institutions, as well as the equity, in connection with permanent, bridge, and construction loans, as well as senior preferred equity investments, interim financings and mezzanine financings. She has also represented lenders in connection with complex multi-property/ multistate corporate sale. Prior to joining Cozen O’Connor, Ms. Wenzel was a partner with Wolf Block LLP, managing partner of its New York office and chair of its structured finance practice from October 1999 until April 2009. Ms. Wenzel currently serves as a trustee on the board of Community Service Society, a 160-year-old institution with a primary focus on identifying and supporting public policy innovations to support the working poor in New York City to realize social, economic, and political opportunities. Ms. Wenzel received her law degree from New York University School of Law and her undergraduate degree from Emory University. We believe Ms. Wenzel’s current position as an independent director of ARC Global and ARCT IV, her position on several other boards and her extensive legal background make her well-qualified to serve on our board of directors.

P. Sue Perrotty

Portia Sue Perrotty was appointed as an independent director of our company in September 2013 and has served as an independent director of ARC DNAV since August 2013 and as an independent director of ARC HT since November 2013. Ms. Perrotty has served as president and chief executive officer of AFM Financial Services in Cranford, New Jersey since April 2011. Ms. Perrotty also has been an investor and advisor to several small businesses and entrepreneurs in varying stages of development since August 2008. Ms. Perrotty served in the administration of Governor Edward G. Rendell as chief of staff to First Lady, Judge Marjorie Rendell from November 2002 through August 2008. Ms. Perrotty held the position of executive vice president and head of Global Operations for First Union Corp. as a member of the Office of the Chairman from January 2001 to January 2002. Prior to that time, Ms. Perrotty was Banking Group head for the Pennsylvania and Delaware Banking Operations of First Union from November 1998 until January 2001. Ms. Perrotty joined First Union through the merger with Corestates Bank where she served as executive vice president and head of IT and Operations from April 1996 until November 1998. Ms. Perrotty also served as senior executive vice president and head of all Consumer Businesses including Retail Banking, Mortgage Banking, Product Development and Marketing as well as strategic customer information and delivery system development. Ms. Perrotty was a member of the chairman’s staff in each of the companies she served. Ms. Perrotty serves on several boards including the Board of Trustees of Albright College, where she is currently chair of the Finance Committee and member of the Investment and Property sub committees. Ms. Perrotty also serves as vice chair of the Berks County Community Foundation, and as development chair for the Girls Scouts of Eastern PA Board. Ms. Perrotty has received several awards for community leadership and professional accomplishments including the Pa 50 Best Women in Business, the Franciscan Award from Alvernia University, the Albright College Distinguished Alumni Award, the Women of Distinction Award from the March of Dimes, Taking the Lead Award from the Girl Scouts of Eastern PA and the 2006 Champion of Youth Award from Olivet Boys & Girls Club. Ms. Perrotty is a graduate of Albright College with a Bachelor of Science degree in Economics and was also awarded an Honorary Doctor of Laws degree from Albright College in 2010. We believe that Ms. Perrotty’s experience as an independent director of ARC DNAV and ARC HT, her prior business experience and her leadership qualities make her well-qualified to serve on our board of directors.

Stanley R. Perla

Stanley R. Perla has served as an independent director of our Company since January 2014. Mr. Perla has served as an independent director of American Realty Capital Trust V, Inc. since April 2013. Mr. Perla has served as a trustee of American Real Estate Income Fund since May 2012. Mr. Perla served as an independent director of ARC DNAV from March 2012 until April 2013. Mr. Perla, a licensed certified public accountant, was with the firm of Ernst & Young LLP for 35 years, from September 1967 to June 2003, the last 25 of which he was a partner. From July 2003 to May 2008, he was the director of Internal Audit for Vornado Realty Trust and from June 2008 to May 2011, he was the managing partner of Cornerstone Accounting Group, a public accounting firm specializing in the real estate industry and a consultant to them from June 2011 to March 2012. Since May 2012, Mr. Perla has provided consulting services to Friedman LLP, a public accounting firm. His area of expertise for the past 40 years has been real estate and he was also responsible for the auditing of public and private companies. Mr. Perla served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. He is an active member of the National Association of Real Estate Investment Trusts and the National Association of Real Estate Companies. In addition, Mr. Perla has been a frequent speaker on real estate accounting issues at numerous real estate conferences. Mr. Perla has served as a member of the board of directors and the chair of the audit committee of Madison Harbor Balanced Strategies, Inc. since January 2004 and GTJ REIT, Inc. since January 2013. Mr. Perla previously served as a director and chair of the audit committee for American Mortgage Acceptance Company from January 2004 to April 2010 and Lexington Realty Trust from August 2003 to November 2006. Mr. Perla earned an M.B.A. in Taxation and a B.B.A. in

Accounting from Baruch College. We believe that Mr. Perla’s extensive experience as partner at Ernst & Young LLP, as the director of Internal Audit at Vornado Realty Trust, as a managing partner of Cornerstone Accounting Group, his experience as an independent director of ARCT V and American Real Estate Income Fund and his over 40 years of experience in real estate, make him well qualified to serve as a member of our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. NICHOLAS S. SCHORSCH, WILLIAM M. KAHANE, ABBY M. WENZEL, P. SUE PERROTTY AND STANLEY R. PERLA AS MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2015 ANNUAL STOCKHOLDERS MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is controlled by AR Capital, LLC (the “Sponsor”), which is majority owned and controlled by Mr. Nicholas S. Schorsch, the Chairman of our Board of Directors, and Mr. William M. Kahane, our Chief Executive Officer, President and Director.

The Board of Directors held a total of two meetings, including actions taken by written consent, during the fiscal year ended December 31, 2013. All directors and nominees attended every meeting while they were a member of the Board of Directors. We anticipate that all directors and nominees will attend the Annual Meeting. We encourage all directors and director nominees to attend our annual meetings of stockholders.

The Board of Directors has approved and organized an audit committee. The Company does not currently have a conflicts committee, compensation committee or nominating and corporate governance committee. The Board of Directors carries out the responsibilities typically associated with conflicts committee, compensation committees and nominating and corporate governance committees. The Company does not have any employees and compensation of directors is set by the entire Board. The Board of Directors does not believe that any marked efficiencies or enhancements would be achieved by the creation of a separate compensation committee at this time.

Leadership Structure of the Board of Directors

Nicholas S. Schorsch serves as our chairman of the Board and William M. Kahane serves as our chief executive officer. As chief executive officer, Mr. Kahane is responsible for the daily operations of the Company and implementing the Company’s business strategy. The Board believes that its leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time in light of the Company’s business and operating environment. This division of authority and responsibilities also allows our chief executive officer to focus his time on running our daily operations. The Board of Directors may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

Although each of Ms. Wenzel, Ms. Perrotty and Mr. Perla are independent directors, the Board of Directors has not appointed a lead independent director at this time. The Board of Directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by its Advisor, whereby all operations are conducted by the Advisor or its affiliates. Additionally, as members of the Board of Directors are elected annually, the Board of Directors believes that its existing corporate governance practices ensure appropriate management accountability to the Company’s stockholders.

Oversight of Risk Management

The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions, incurrence and assumptions of debt, its oversight of the Company’s executive officers and the Advisor, managing risks associated with the independence of the members of the Board, and reviewing and approving all transactions with affiliated parties and resolving other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand. The audit committee oversees management of accounting, financial, legal and regulatory risks.

Audit Committee

The Board of Directors established an audit committee on September 25, 2013. Our audit committee did not meet during the fiscal year ended December 31, 2013. The charter of the audit committee is available to any stockholder who requests it c/o American Realty Capital Hospitality Trust, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022. The audit committee charter is also available on the Company’s website at www.archospitalityreit.com/corporate-governance.html. Our audit committee consists of Mr. Perla, Ms. Wenzel and Ms. Perrotty, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in the Company’s charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules. The Board has determined that Mr. Perla is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC and is an independent director.

The audit committee, in performing its duties, monitors:

•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;
•	the independence and qualifications of our independent and internal auditors, as applicable; and
•	the performance of our independent and internal auditors, as applicable.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2013 is discussed below under the heading “Audit Committee Report.”

Oversight of Nominations and Corporate Governance

The Company does not have a standing nominating and corporate governance committee nor a conflicts committee. The Board believes that because of the size and composition of the Board, it is more efficient and cost effective for the full Board to perform the duties of a nominating and corporate governance committee and of a conflicts committee. The entire Board of Directors, including our independent directors, is responsible for (i) identifying qualified individuals to become directors of the Company, (ii) recommending director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting, (iii) recommending committee assignments, (iv) periodically assessing the performance of the Board and (v) reviewing and recommending appropriate corporate governance policies and procedures for the Company, including developing and recommending a code of business conduct and ethics for the Company’s executive officers and senior financial officers and annually reviewing such code.

The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. In making its determinations, the Board reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. This review also includes the candidate’s ability to attend regular Board meetings and to devote a sufficient amount of time and effort in preparation for such meetings. The Board also gives consideration to the Board having a diverse and appropriate mix of backgrounds and skills and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives.

The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the Company’s bylaws. See “Stockholder Proposals for the 2015 Annual Meeting” for additional information regarding stockholder nominations of director candidates.

Oversight of Conflicts of Interest

The Company does not have a standing conflicts committee. Instead, the entire Board of Directors, including our independent directors, is responsible for approving transactions and resolving other conflicts of interest, between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand. The Board of Directors, including a majority of the independent directors, is responsible for reviewing and approving all transactions with affiliated parties, all purchase or leases of properties from, or sales or leases to an affiliate, and reviewing and approving all agreements and amendments to agreements between the Company and affiliates, including the Sponsor or Advisor and their subsidiaries.

During the fiscal year ended December 31, 2013, all of the members of the Board of Directors reviewed our policies and report that they are being followed by us and are in the best interests of our stockholders. Please read “Certain Relationships and Related Transactions — Affiliated Transactions Best Practices Policy.” Certain of the factors considered by the Board of Directors are set forth in the financial statements (including the footnotes thereto) and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Annual Report on Form 10-K for the year ended December 31, 2013. The Board reviewed the material transactions between the Sponsor, the Advisor and their respective affiliates, on the one hand, and us, on the other hand, which occurred during the fiscal year ended December 31, 2013. The Board has determined that all our transactions and relationships with our Sponsor, Advisor and their respective affiliates during the fiscal year ended December 31, 2013 were fair and were approved in accordance with the policies referenced in “Certain Relationships and Related Transactions” below.

In March 2011, Realty Capital Securities, LLC (our “Dealer Manager”), an entity directly or indirectly under common control with the Sponsor that was retained by the Company to act as dealer manager in connection with the Company’s initial public offering, adopted best practices guidelines related to affiliated transactions applicable to all the issuers whose securities are sold on its platform (which includes the Company) that requires that each such issuer adopt guidelines that, except under limited circumstances, (i) restrict such issuer from entering into co-investment or other business transactions with another investment program sponsored by the American Realty Capital group of companies and (ii) restrict sponsors of investment programs from entering into co-investment or other business transactions with their sponsored issuers. Accordingly, on September 30, 2013, all of the members of the Board voted to approve the Company’s affiliated transaction best practices policy incorporating the Dealer Manager’s best practices guidelines.

Director Independence

Under our organizational documents, we must have at least three but not more than ten directors. The Charter currently fixes the number of directors at five. A majority of these directors must be “independent” except for a period of up to 60 days after the death, resignation or removal of an independent director. An “independent director” is defined under the Charter as one who is not associated and has not been associated within the last two years, directly or indirectly, with our Sponsor or Advisor. A director is deemed to be associated with our Sponsor or Advisor if he or she: (a) owns an interest in our Sponsor, Advisor or any of their affiliates; (b) is employed by our Sponsor, Advisor or any of their affiliates; (c) is an officer or director of the Sponsor, Advisor or any of their affiliates; (d) performs services, other than as a director, for us; (e) is a director for more than three REITs organized by our Sponsor or advised by our Advisor; or (f) has any material business or professional relationship with our Sponsor, Advisor or any of their affiliates. A business or professional relationship is considered material per se if the gross revenue derived by the director from our Sponsor and our Advisor and affiliates exceeds 5% of the director’s (i) annual gross revenue, derived from all sources, during either of the last two years, or (ii) net worth, on a fair market value basis. An indirect relationship includes circumstances in which a director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law, is or has been associated with our Sponsor, Advisor, any of their affiliates or us.

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NASDAQ Stock Market (“NASDAQ”) even though our shares are not listed on NASDAQ. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Ms. Wenzel, Ms. Perrotty and Mr. Perla have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and are “independent” within the meaning of the NASDAQ’s director independence standards and audit committee independence standards, as currently in effect. Our Board of Directors has determined that each of the three independent directors satisfy the elements of independence set forth in listing standards of the NASDAQ. There are no familial relationships between any of our directors and executive officers.

Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of American Realty Capital Hospitality Trust, Inc., 405 Park Avenue, 14th Floor, New York, New York 10022, Attention: William M. Kahane, Chief Executive Officer, President and Director. Mr. Kahane will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS

Compensation of Executive Officers

We currently have no employees. Our Advisor performs our day-to-day management functions. Our current executive officers, Messrs. William M. Kahane and Jonathan P. Mehlman and Ms. Amy B. Boyle are all employees of the Advisor and do not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. Additionally, Mr. Brian S. Block served as an executive officer during the year ended December 31, 2013, was also an employee of the Advisor and did not receive any compensation directly from the Company for the performance of his duties as an executive officer of the Company. As a result, we do not have, and our Board has not considered, a compensation policy or program for our executive officers and has not included in this proxy statement a “Compensation Discussion and Analysis,” a report from our compensation committee with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Advisor and its affiliates.

Directors and Executive Officers

The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:

Name	Age	Principal Occupation and Positions Held
William M. Kahane	65	Director, Chief Executive Officer and President
Jonathan P. Mehlman	47	Executive Vice President and Chief Investment Officer
Amy B. Boyle	36	Chief Financial Officer, Treasurer and Secretary
Nicholas S. Schorsch	53	Chairman of the Board of Directors
Abby M. Wenzel	53	Independent Director
P. Sue Perrotty	60	Independent Director
Stanley R. Perla	70	Independent Director

William M. Kahane

Please see “Business Experience of Nominees” on pages 5 – 6 for biographical information about Mr. Kahane.

Jonathan P. Mehlman

Jonathan P. Mehlman has served as executive vice president and chief investment officer of our company, our advisor and our property manager since their formation in July 2013. Mr. Mehlman has 22 years of experience in the real estate investment banking and capital markets with significant focus in the hospitality sector. Within the real estate industry, Mr. Mehlman has acted as a Mergers and Acquisitions advisor, investment banker and lender and has many years of experience coordinating transaction activity for public and private global hotel brands and U.S. hotel REITs. From August 2012 until January 2013, Mr. Mehlman was co-head of the real estate advisory group at KPMG before joining American Realty Capital in January 2013 as an executive vice president and managing director. From September 2009 through August 2011, Mr. Mehlman was co-head of the lodging and gaming investment banking business for Citadel Securities, an affiliate of The Citadel Group, a Chicago based $13 billion hedge fund. From August 2008 to September 2009, Mr. Mehlman served as head of the real estate advisory group at HSBC. From 2005 to 2008, Mr. Mehlman led the hospitality investment banking effort for Citigroup Global Markets. From 1993 to 2005, he worked at Deutsche Bank Securities and its predecessor company, Bankers Trust Company, in the real estate investment banking group, specializing in the business development and client coverage within the hospitality sector and for real estate private equity sponsors. Mr. Mehlman received his bachelor of art in history of art from the University of Michigan as well as a master in business administration with a focus in real estate and finance from the University of North Carolina.

Amy B. Boyle

Amy B. Boyle, CPA, is our chief financial officer, treasurer and secretary and serves in the same capacities for our advisor and our property manager. Ms. Boyle has also served as chief financial officer of ARC RCA, the ARC RCA advisor, ARC Global, the ARC Global advisor and the ARC Global property manager since December 2013. Ms. Boyle has served as senior vice president for American Realty Capital since July 2013. Ms. Boyle has approximately 14 years of real estate finance and accounting experience. She served as the chief financial officer for the Clarion Lion Properties Fund, a private real estate fund managed by Clarion Partners with a portfolio having a value of approximately $7.0 billion, from July 2009 through June 2013. Ms. Boyle's responsibilities in that role included overseeing financial reporting, cash management, and the legal, tax and capital structure issues related to the fund. Ms. Boyle also served as chief financial officer, senior vice president and treasurer of Clarion Partners Property Trust since its existence in November 2009 through June 2013. From August 2006 through July 2009, she held the position of vice president and controller of GoldenTree InSite Partners, a New York-based real estate investment firm, where her responsibilities included managing all aspects of client reporting and accounting, regulatory compliance, valuation of investments and structuring private equity investment vehicles. From March 2003 to August 2006, Ms. Boyle held various positions with Clarion Partners, including (from July 2005 to August 2006) senior associate in Portfolio Management for Clarion Lion Properties Fund, (from April 2005 to July 2005) assistant controller for Clarion Lion Properties Fund, and (from March 2003 to April 2005) portfolio accountant for Clarion Lion Properties Fund. Ms. Boyle also served as a senior auditor for a Boston-based public accounting firm, Feeley & Driscoll, PC, from January 2000 to November 2002. She holds a bachelor of science in Accounting and Management from Plattsburgh State University of New York, a master of science in Real Estate Finance from New York University and is a certified public accountant in the state of New York.

Nicholas S. Schorsch

Please see “Business Experience of Nominees” on pages 6 – 7 for biographical information about Mr. Schorsch.

Abby M. Wenzel

Please see “Business Experience of Nominees” on pages 7 – 8 for biographical information about Ms. Wenzel.

P. Sue Perrotty

Please see “Business Experience of Nominees” on page 8 for biographical information about Ms. Perrotty.

Stanley R. Perla

Please see “Business Experience of Nominees” on pages 8 – 9 for biographical information about Mr. Perla.

Compensation of Directors

The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2013:

Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
William M. Kahane(1)	$—	$—	$—	$—	$—	$—	$—
Nicholas S. Schorsch(2)	—	—	—	—	—	—	—
Abby M. Wenzel(3)	2,250	—	—	—	—	—	2,250
P. Sue Perrotty(4)	2,250	—	—	—	—	—	2,250
Stanley R. Perla(5)	—	—	—	—	—	—	—

(1)	Mr. Kahane, who is an executive officer of the Company, receives no additional compensation for serving as a director.
(2)	Mr. Schorsch, a director of the Company, received no compensation for serving as a director.
(3)	Ms. Wenzel earned fees in the amount of $2,250, which was not paid until 2014, for services as a director during the fiscal year ended December 31, 2013.
(4)	Ms. Perrotty earned fees in the amount of $2,250, which was not paid until 2014, for services as a director during the fiscal year ended December 31, 2013.
(5)	Mr. Perla was appointed as an independent director in January 2014.

We pay to each of our independent directors the fees described in the table below. All directors also receive reimbursement of reasonable out of pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director also is our employee or an employee of our advisor or any of their affiliates, we do not pay compensation for services rendered as a director.

Name	Fees Earned or Paid in Cash ($)	Restricted Shares
Independent Directors	Additional yearly retainer of $55,000 for the lead independent director and $30,000 for each independent director; $2,000 for all meetings personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon via electronic board meeting up to a maximum of $2,250 for three or more transactions reviewed and voted upon per meeting.(1)(2)	Pursuant to our restricted share plan adopted in December 2013, each independent director will receive an automatic grant of 1,333 restricted shares on the date of each annual stockholders’ meeting. Each independent director is also granted 1,333 restricted shares of common stock on the date of initial election to the board. The restricted shares vest over a five year period following the grant date in increments of 20% per annum.
We also will pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:

Name	Fees Earned or Paid in Cash ($)	Restricted Shares
2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or
$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.
In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attendance at such external seminar, conference, panel, forum or other industry-related event. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.

(1)	If there is a Board meeting and one or more committee meetings in one day, the director’s fees shall not exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee).
(2)	An independent director who is also an audit committee chairperson will receive an additional $500 for personal attendance of all audit committee meetings.

Share-Based Compensation

Restricted Share Plan

In December 2013, the Board of Directors adopted an employee and director incentive restricted share plan (the “RSP”), which provides for the automatic grant of 1,333 restricted shares of common stock to each of the independent directors, without any further action by the Company’s Board of Directors or the stockholders, on the date of initial election to the Board of Directors and on the date of each annual stockholder’s meeting. Restricted stock issued to independent directors will vest over a five-year period following the date of grant in increments of 20.0% per annum. The RSP provides the Company with the ability to grant awards of restricted shares to the Company’s directors, officers and employees (if the Company ever has employees), employees of the Advisor and its affiliates, employees of entities that provide services to the Company, directors of the Advisor or of entities that provide services to the Company, certain consultants to the Company and the Advisor and its affiliates or to entities that provide services to the Company. The total number of common shares granted under the RSP shall not exceed 5.0% of the Company’s outstanding shares of common stock on a fully diluted basis at any time and in any event will not exceed 4,000,000 shares (as such number may be adjusted for stock splits, stock dividends, combinations and similar events).

Restricted share awards entitle the recipient to receive shares of common stock from the Company under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship with the Company. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in shares of common stock shall be subject to the same restrictions as the underlying restricted shares. There were no unvested shares outstanding under the RSP at December 31, 2013.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 14, 2014, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of the Company’s officers and directors; and
•	all of the Company’s officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
American Realty Capital Hospitality Special Limited Partner, LLC(2)	8,888	100%
Nicholas S. Schorsch	—	*
William M. Kahane	—	*
Jonathan P. Mehlman	—	*
Amy B. Boyle	—	*
Abby M. Wenzel(3)	1,333	*
P. Sue Perrotty(4)	1,333	*
Stanley R. Perla(5)	1,333	*

(1)	The business address of each individual or entity listed in the table is 405 Park Avenue — 14th Floor, New York, New York 10022.
(2)	American Realty Capital Hospitality Special Limited Partner, LLC is 100% owned by AR Capital, LLC, which is directly or indirectly owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block and Edward M. Weil, Jr. and controlled by Nicholas S. Schorsch and William M. Kahane.
(3)	Includes 1,333 restricted shares held by Ms. Wenzel which vest over a five year period following the grant date in increments of 20% per annum.
(4)	Includes 1,333 restricted shares held by Ms. Perrotty which vest over a five year period following the grant date in increments of 20% per annum.
(5)	Includes 1,333 restricted shares held by Mr. Perla which vest over a five year period following the grant date in increments of 20% per annum.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Advisor

We entered into an advisory agreement with the Advisor, whereby the Advisor manages our day to day operations. We will pay to the Advisor or its assignees 1.5% of the contract purchase price of each property acquired (including our pro rata share of any indebtedness assumed or incurred in respect of that investment and exclusive of acquisition fees and financing coordination fees) and 1.5% of the amount advanced for a loan or other investment (including our pro rata share of any indebtedness assumed or incurred in respect of that investment and exclusive of acquisition fees and financing coordination fees). This acquisition fee is reflective of services performed by the Advisor in connection with selecting properties for acquisition and shall cover such services until such time as the Advisor has submitted a letter of intent to the seller to purchase such property and presented a detailed investment memorandum to our board of directors for approval.

For purposes of this proxy statement, “contract purchase price” or the “amount advanced for a loan or other investment” means the amount actually paid or allocated, pursuant to approval by our Board of Directors; in respect of the purchase, development, construction or improvement of a property or the amount of funds advanced with respect to a mortgage or the amount actually paid or allocated, pursuant to approval by our Board of Directors, in respect of the purchase of loans or other real-estate related assets, in each case inclusive of any indebtedness assumed or incurred in respect of such investment, but exclusive of acquisition fees and financing coordination fees. This acquisition fee does not include any acquisition expenses payable to the Advisor. Once the proceeds from the primary offering have been fully invested, the aggregate amount of acquisition fees and financing coordination fees (as described below) shall not exceed 1.9% of the contract purchase price and the amount advanced for a loan or other investment, as applicable, for all the assets acquired.

We will reimburse the Advisor for expenses actually incurred related to selecting, evaluating and acquiring assets on our behalf, regardless of whether we actually acquire the related assets. In addition, we will also pay third parties, or reimburse the Advisor or its affiliates, for any investment-related expenses due to third parties, including, but not limited to, legal fees and expenses, travel and communications expenses, costs of appraisals, accounting fees and expenses, third-party brokerage or finders’ fees, title insurance expenses, survey expenses, property inspection expenses and other closing costs regardless of whether we acquire the related assets. Additionally, we may reimburse the Advisor for legal expenses it or its affiliates directly perform in connection with the selection, evaluation and acquisition of assets, in an amount not to exceed 0.10% of the contract purchase price of our assets. In no event will the total of all acquisition fees (including the financing coordination fees described below) and acquisition expenses payable with respect to our portfolio of investments, measured at the end of our acquisition phase, exceed 4.5% of the contract purchase price of our portfolio (including our pro rata share of debt attributable to such portfolio) or 4.5% of the amount advanced for all loans or other investments (including our pro rata share of debt attributable to such portfolio of investments).

Within 30 days after the end of each calendar quarter (subject to the approval of the Board of Directors), we, as the general partner of American Realty Capital Hospitality Operating Partnership, L.P. (the “Operating Partnership”), will pay an asset management subordinated participation by issuing a number of restricted operating partnership units designated as Class B Units of the Operating Partnership, or Class B Units, to the Advisor equal to: (i) the cost of assets multiplied by 0.1875% (or the lower of the cost of assets and the applicable quarterly net asset value (“NAV”) multiplied by 0.1875%, once we begin calculating NAV) divided by; (ii) the value of one share of common stock as of the last day of such calendar quarter, which is equal initially to $22.50 (the primary offering price minus selling commissions and dealer manager fees) and, at such time as we calculate NAV, to per share NAV. The Advisor will be entitled to receive distributions on the vested and unvested Class B units it receives in connection with its asset management subordinated participation at the same rate as distributions received on our common stock; such distributions will be in addition to the incentive fees the Advisor and its affiliates may receive from us, including, without limitation, the annual subordinated performance fee and the subordinated participation in net sales proceeds, the subordinated incentive listing distribution or the subordinated distribution upon termination of the advisory agreement, as applicable.

Class B Units are subject to forfeiture until such time as: (a) the value of the Operating Partnership's assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6.0% cumulative, pretax, non-compounded annual return thereon (the “Economic Hurdle”); (b) any one of the following events occurs concurrently with or subsequently to the achievement of the Economic Hurdle described above: (i) a listing of our common stock on a national securities exchange; (ii) a transaction to which we or the Operating Partnership shall be a party, as a result of which operating partnership units or our common stock shall be exchanged for or converted into the right, or the holders of such securities shall otherwise be entitled, to receive cash, securities or other property or any combination thereof; or (iii) the termination of the advisory agreement without cause; and (c) the Advisor pursuant to the advisory agreement is providing services to us immediately prior to the occurrence of an event of the type described in clause (b) above, unless the failure to provide such services is attributable to the termination without cause of the advisory agreement by an affirmative vote of a majority of our independent directors after the Economic Hurdle has been met. Any outstanding Class B Units will be forfeited immediately if the advisory agreement is terminated for any reason other than a termination without cause. Any outstanding Class B Units will be forfeited immediately if the advisory agreement is terminated without cause by an affirmative vote of a majority of our Board of Directors before the Economic Hurdle described above has been met.

We will reimburse the Advisor’s costs of providing administrative services, subject to the limitation that we will not reimburse the Advisor for any amount by which our operating expenses at the end of the four preceding fiscal quarters exceeds the greater of (a) 2.0% of average invested assets and (b) 25.0% of net income other than any additions to reserves for depreciation, bad debt, impairments or other similar non-cash reserves and excluding any gain from the sale of assets for that period. For these purposes, “average invested assets” means, for any period, the average of the aggregate book value of our assets invested, directly or indirectly, in equity interests in and loans secured by real estate assets (including amounts invested in REITs and other real estate operating companies)) before deducting reserves for depreciation, bad debts, impairments or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the period. Additionally, we will not make operating expense reimbursements for personnel costs to our advisor in connection with services for which the Advisor already receives acquisition fees, acquisition expenses or real estate commissions. We will not reimburse the Advisor for salaries, bonuses or benefits to be paid to our executive officers.

If the Advisor provides services in connection with the origination or refinancing of any debt that we obtain and use to finance properties or other permitted investments, or that is assumed, directly or indirectly, in connection with the acquisition of properties or other permitted investments, we will pay the Advisor or its assignees a financing coordination fee equal to 0.75% of the amount available and/or outstanding under such financing or such assumed debt, subject to certain limitations. The Advisor may reallow some of or all of this financing coordination fee to reimburse third parties with whom it may subcontract to procure such financing.

No acquisition fees or finance coordination fees were incurred for the year ended December 31, 2013. For the year ended December 31, 2013, we incurred from our Advisor $1.5 million of offering costs and reimbursements. No Asset management fees were assessed for the year ended December 31, 2013.

William M. Kahane, our chief executive officer and president, is the co-chief executive officer and president of our Advisor. Jonathan P. Mehlman is the executive vice president and chief investment officer of both our Company and our Advisor. Amy B. Boyle is the chief financial officer, treasurer and secretary of our Company and our Advisor.

For the ownership interests of the Company’s current and former officers and directors in the parent company of our Property Manager, see “— Dealer Manager” below.

Property Manager

We entered into a property management agreement with American Realty Capital Hospitality Properties, LLC (the “Property Manager”). The parent of our sponsor, AR Capital, LLC, entered into a membership interest purchase agreement to acquire 60% of the membership interests in Crestline Hotels & Resorts, Inc., a Delaware corporation, which was converted prior to the close of such membership interest purchase into a Delaware limited liability company known as Crestline Hotels & Resorts, LLC (the “Sub-Property Manager”). Our Property Manager has entered into a sub-management agreement with our Sub-Property

Manager. Property management fees equal to approximately 4.0% of the monthly gross receipts from the properties managed by our Sub-Property Manager or a third-party sub-property manager, are payable monthly to such sub-property manager, as applicable and as negotiated with each such sub-property manager. We will reimburse the costs and expenses incurred by any sub-property manager on our behalf, including legal, travel and other out-of-pocket expenses that are directly related to the management of specific properties, as well as fees and expenses of any sub-property manager. We will not, however, reimburse any sub-property manager for general overhead costs or for the wages and salaries and other employee-related expenses of employees of such sub-property managers other than employees or subcontractors who are engaged in the on-site operation, management, maintenance or access control of our properties. We also will pay to our Sub-Property Manager or a third-party sub-property manager an annual incentive fee equal to 15% of the amount by which the operating profit from the properties managed by such sub-property manager for such fiscal year (or partial fiscal year) exceeds 8.5% of the total investment of such properties. For purposes of this proxy statement, “total investment” means the sum of (i) the price paid to acquire the property, including closing costs, conversion costs, and transaction costs; (ii) additional invested capital; and (iii) any other costs paid in connection with the acquisition of the property, whether incurred pre- or post-acquisition.

William M. Kahane, our chief executive officer, president and director, is the chief executive officer and president of our Property Manager. Jonathan P. Mehlman, our executive vice president and chief investment officer, is the chief investment officer of our Property Manager. Amy B. Boyle, our chief financial officer, treasurer and secretary, is the chief financial officer and executive vice president of our Property Manager.

For the ownership interests of the Company’s current and former officers and directors in the parent company of the Property Manager, see “— Dealer Manager” below.

Dealer Manager

We have entered into a dealer manager agreement with the Dealer Manager. We paid to our Dealer Manager 7% of the gross offering proceeds from our initial public offering, except that no selling commissions were paid on shares sold under our distribution reinvestment plan. Our Dealer Manager reallowed all of the selling commission to participating broker-dealers. Alternatively, a participating broker-dealer was permitted to elect to receive a fee equal to 7.5% of gross proceeds from the sale of shares by such participating broker-dealer, with 2.5% thereof paid at the time of such sale and 1% thereof paid on each anniversary of the closing of such sale up to and including the fifth anniversary of the closing of such sale, in which event, a portion of the dealer manager fee will be reallowed such that the combined selling commission and dealer manager fee do not exceed 10% of gross proceeds of our primary offering. Our Dealer Manager was required to repay to the Company any excess amounts received over FINRA’s 10% cap if the offering was abruptly terminated before reaching the maximum amount of offering proceeds, which did not occur. Additionally, we paid to our Dealer Manager a dealer manager fee equal to 3% of the gross offering proceeds of our primary offering; we did not pay a dealer manager fee with respect to sales under our distribution reinvestment plan. Our Dealer Manager was permitted to reallow all or part of the dealer manager fee to participating broker-dealers. During the fiscal year ended December 31, 2013, the Company incurred no commissions and dealer manager fees.

Nicholas S. Schorsch, chairman of our Board of Directors, and William M. Kahane, our chief executive officer, president and director, together indirectly own a majority of the ownership and voting interests of the public parent company that owns our Dealer Manager.

The public parent company of our Dealer Manager is under common ownership with AR Capital, LLC (“ARC”) and our Property Manager and Advisor are owned directly or indirectly by ARC. ARC also directly or indirectly wholly owns our Advisor and our Property Manager. ARC is owned by current officers and/or directors of the Company as follow: Nicholas S. Schorsch, the chairman of our Board of Directors and William M. Kahane, our chief executive officer, president and director, own a controlling interest in ARC.

Affiliated Transaction Best Practices Policy

In March 2011, our Dealer Manager adopted best practices guidelines related to affiliated transactions applicable to all the issuers whose securities are sold on its platform (which includes the Company) that requires that each such issuer adopt guidelines that, except under limited circumstances, (i) restrict such issuer from entering into co-investment or other business transactions with another investment program sponsored by the American Realty Capital group of companies and (ii) restrict sponsors of investment programs from entering into co-investment or other business transactions with their sponsored issuers.

Accordingly, on September 30, 2013, all of the members of the Board voted to approve the Company’s affiliated transaction best practices policy incorporating the Dealer Manager’s best practices guidelines, pursuant to which we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the American Realty Capital group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by Nicholas Schorsch and/or William Kahane, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to the stockholders of the Company and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that the Company retains a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to the Company’s percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.

Certain Conflict Resolution Procedures

Every transaction that we enter into with our Advisor or its affiliates will be subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.

In order to reduce or eliminate certain potential conflicts of interest, the current Company’s charter contains a number of restrictions relating to: (1) transactions we enter into with our sponsor, our directors, our officers, our Advisor and its affiliates, and certain of our stockholders and (2) certain future offerings. Some of these restrictions are set forth below:

•	We will not purchase or lease properties in which our sponsor, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders has an interest without a determination by a majority of the directors, including a majority of the independent directors, not otherwise interested in such transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease properties to our sponsor, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders unless a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction determines that the transaction is fair and reasonable to us.
•	We will not make any loans to our sponsor, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders, except that we may make or invest in mortgage, bridge or mezzanine loans involving our sponsor, our Advisor, our directors, our officers, their respective affiliates or certain of our stockholders if an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved as fair and reasonable to us and on terms no less favorable to us than those available from third parties. In addition, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.
•	Our Advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, that our Advisor must reimburse us for the amount, if any, by which our total operating expenses paid during the previous fiscal year exceeded the greater of: (i) 2% of our average invested assets for that fiscal year; and (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for that fiscal year.
•	We will not accept goods or services from our Advisor or its affiliates or enter into any other transaction with our Advisor or its affiliates unless a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2013. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of American Realty Capital Hospitality Trust, Inc.:

We have reviewed and discussed with management American Realty Capital Hospitality Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2013.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in American Realty Capital Hospitality Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013.

Audit Committee
Abby M. Wenzel
P. Sue Perrotty
Stanely R. Perla

INDEPENDENT AUDITOR’S FEES

Grant Thornton LLP (“Grant Thornton”), an independent registered public accounting firm, audited our consolidated financial statements from July 25, 2013 (date of inception) through effectiveness of our registration statement on Form S-11. On February 3, 2014, we dismissed Grant Thornton and engaged KPMG LLP (“KPMG”), our independent registered public accounting firm, to audit our consolidated financial statements for the period beginning July 25, 2013 (date of inception) and ending December 31, 2013. Our dismissal of Grant Thornton was not the result of any disagreements with Grant Thornton and there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K. KPMG reports directly to our audit committee. A representative of KPMG will be present at the Annual Meeting.

A representative of KPMG will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees

No fees for professional services rendered by KPMG were incurred during the year ended December 31, 2013 because we did not engage KPMG until February 2014. Aggregate fees for professional services rendered by Grant Thornton for the period from July 25, 2013 (date of inception) to December 31, 2013 were as follows:

Audit Fees

Audit fees billed were $204,870 for the period from July 25, 2013 (date of inception) to December 31, 2013. The fees were for professional services rendered for the audit of the Company’s consolidated financial statements, reviews of the Company’s quarterly reports and consents on the Company’s amendments to Form S-11.

Audit Related Fees

There were no audit related fees for the period from July 25, 2013 (date of inception) to December 31, 2013.

Tax Fees

There were no tax fees billed for the period from July 25, 2013 (date of inception) to December 31, 2013.

All Other Fees

There were no other fees billed for the period from July 25, 2013 (date of inception) to December 31, 2013. The aggregate fees billed by the independent auditor for the period from July 25, 2013 (date of inception) to December 31, 2013 were $204,870.

PRE-APPROVAL POLICIES AND PROCEDURES

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by Grant Thornton and KPMG were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDER VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG AS THE COMPANY’S INDEPENDENT AUDITOR.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

As of December 31, 2013, our Common Stock was not registered pursuant to Section 12 of the Exchange Act of 1934. Our directors, executive officers and the holders of more than 10% of our Common Stock are not subject to Section 16(a) of the Exchange Act, and they were not required to file reports under Section 16(a) of the Exchange Act for the fiscal year ended December 31, 2013. We will be subject to Section 16(a) of the Exchange Act once we have filed our Form 8-A with the SEC.

CODE OF ETHICS

The Board of Directors adopted a Code of Ethics effective as of December 5, 2013 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

The Code of Ethics is available on the Company’s website at www.archospitalityreit.com/corporate-governance.html. You may also obtain a copy of the Code of Ethics by writing to our secretary at: American Realty Capital Hospitality Trust, Inc., 405 Park Avenue, 14th Floor, New York, New York 10022, Attention: Amy B. Boyle. A waiver of the Code of Ethics for our chief executive officer may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other employees may be made only by our chief executive officer, chief operating officer or general counsel and shall be discussed with the Board of Directors or a committee of the Board of Directors as appropriate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a standing compensation committee and we do not separately compensate our executive officers. Executive compensation is determined by the Board in its entirety. During the fiscal year ended December 31, 2013, Mr. Schorsch, the chairman of our Board of Directors served as an executive officer and/or director of NYRT, ARC RCA, ARC DNAV, ARC HT, ARCT III, ARCT IV, ARCT V, ARC Global, BDCA, ARC HT II, ARC RFT and the Company. Mr. Kahane, our chief executive officer, president and director, serves or has served as an executive officer and/or director of ARC DNAV, ARCT V, ARC RCA, ARC HT, NYRT, ARC HT II and the Company. Since Mr. Schorsch and Mr. Kahane are officers of our Advisor and/or its affiliates, they did not receive any separate compensation from us for service as our executive officers and directors, and also did not receive any separate compensation from the entities listed herein for their service as executive officers and/or directors of those entities.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2014 ANNUAL MEETING

Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2015 annual meeting of stockholders, the proposal must be received at our principal executive offices no later than November 29, 2014. Any proposal received after the applicable time in the previous sentence will be considered untimely.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the Annual Meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2015 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on November 29, 2014 and ending at 5:00 p.m., Eastern Time, on December 29, 2014. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in our bylaws, including, without limitation:

1.	as to each director nominee;
•	the name, age, business address, and residence address of the nominee;
•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;
•	the date such shares were acquired and the investment intent of such acquisitions;
•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and
2.	as to any other business that the stockholder proposes to bring before the meeting,
•	a description of the business to be brought before the meeting;
•	the reasons for proposing such business at the meeting;
•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and
3.	as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and
4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,
•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and
5.	to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Company’s charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: American Realty Capital Hospitality Trust, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022, Attention: William M. Kahane (telephone: (212) 415-6500).

By Order of the Board of Directors,

/s/ William M. Kahane

William M. Kahane
Chief Executive Officer, President and Director

AMERICAN REALTY CAPITAL
Hospitality Trust, Inc.

PO BOX 55909, BOSTON, MA 02205-5909

Your Vote is Important!

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PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

American Realty Capital Hospitality Trust, Inc.

Annual Meeting of Stockholders

May 28, 2014 at 3:15 PM

This proxy is solicited by the Board of Directors

The undersigning hereby appoints Amy B. Boyle and James A. Tanaka, or one of them, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of American Realty Capital Hospitality Trust, Inc. (the "Company") to be held at The Core Club, located at 66 E. 55th Street, New York, NY 10022, at 3:15 p.m. (local time) on Wednesday, May 28, 2014, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of the proxy a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Stock Owner signature   Date

Co-Owner signature   Date